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                                                                 EXHIBIT 10.18


                 AMENDMENT TO EMPLOYMENT AND COMPENSATION AGREEMENTS

         THIS AMENDMENT TO EMPLOYMENT AND COMPENSATION AGREEMENTS (the "Amendment") is made and entered into as of this 11th day of September, 1997 by and among the individuals whose names appear on the signature page hereof (the "Parties") and Power-One, Inc., a Delaware corporation (the "Company") and amends each of such Parties' respective Employment and Compensation Agreement, as amended, that such Party has entered into with the Company.

         The Parties and the Company each wish to amend their respective Employment and Compensation Agreement as set forth herein in order to better express the current intentions of the Parties.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties and the Company, the Parties and the Company each agree that they are hereby amending their respective Employment and Compensation Agreement by eliminating from each agreement any and all rights of such Party to "put" their stock ownership to the Company.

         Except as expressly modified by the provisions of this Amendment, each Employment and Compensation Agreement shall remain unchanged and in full force and effect.

         This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party and delivered to each party.


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         IN WITNESS WHEREOF, the Parties and the Company have executed this
Amendment as of the date first set forth above.

                                      POWER-ONE, INC.


                                      ----------------------------------------
                                      By:    Steven Goldman
                                      Title: Chief Executive Officer
                                      (executing on behalf of the Company with
                                      respect to each agreement except his own
                                      agreement)



                                      ----------------------------------------
                                      By:    Eddie K. Schnopp
                                      Title: Chief Financial Officer
                                      (executing on behalf of the Company with
                                      respect to Mr. Goldman's agreement)


                                      ----------------------------------------
                                                  Steven Goldman


                                      ----------------------------------------
                                                  Eddie K. Schnopp


                                      ----------------------------------------
                                                  Dennis Roark


                                      ----------------------------------------
                                                  Brad Godfrey


                                      ----------------------------------------
                                                  David Hage


                                      ----------------------------------------
                                                  Donna Koep


                                      ----------------------------------------
                                                 John Martins


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